Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On September 11, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,200 2.550% Senior Notes due September 18, 2015 issued by The Royal Bank of Scotland Group plc (CUSIP No.: 780099CC9) (the "Notes") at a purchase price of $99.943 per Note including an underwriting discount of $0.300 per Note. The Notes were purchased from RBS Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

RBS Securities Inc.

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

CIBC World Markets Corp.

HSBC Securities (USA) Inc.

nabSecurities, LLC

RBC Capital Markets, LLC

TD Securities (USA) LLC

UBS Securities LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 9/11/12
3. Total Net Assets of Account/Fund: $321,470,909
4. Type and Description of Security to be Purchased: ROYAL BANK OF SCOTLAND 2.55% 9/18/2015
5. Credit Rating of Security (Rating/Rating Agency): A/A-/Baa1
6. Name of Underwriting Syndicate Dealer Effecting Transaction: RBS
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $2,000,000,000
9. CUSIP: 780099CC9
10. Amount Purchased by Account/Fund(units/shares): 3,200 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .16%
12. Amount Purchased as a Percentage of Account/Fund Assets: .995%
13. Purchase Price of Securities (if at par, so state): 99.943
14. Commission/Spread Received by Principal Underwriters(takedown): .30%
15. Yield (as applicable): 2.569 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 2.569 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes) YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **9/11/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **9/11/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **9/11/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On September 5, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 1.250% Notes due 2015 issued by WellPoint, Inc. (CUSIP No.: 94973VAZ0) (the "Notes") at a purchase price of $99.959 per Note including an underwriting discount of $0.350 per Note.  The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

UBS Securities LLC

Wells Fargo Securities, LLC

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

SunTrust Robinson Humphrey, Inc.

U.S. Bancorp Investments, Inc.

BB&T Capital Markets, a division of Scott & Stringfellow, LLC

BNY Mellon Capital Markets, LLC

Fifth Third Securities, Inc.

The Huntington Investment Company

Mitsubishi UFJ Securities (USA), Inc.

Mizuho Securities USA Inc.

PNC Capital Markets LLC

SMBC Nikko Capital Markets Limited

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date:__9/5/12
3. Total Net Assets of Account/Fund:_$311,997,416
4. Type and Description of Security to be Purchased:_WELLPOINT INC. 1.25% 9/10/2015
5. Credit Rating of Security (Rating/Rating Agency):_A-/Baa2/BBB+
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__CITIGROUP GLOBAL MARKETS
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM
8. Issue Size:___$625,000,000
9. CUSIP:_94973VAZ0
10. Amount Purchased by Account/Fund(units/shares):__5,000____Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.80%
12. Amount Purchased as a Percentage of Account/Fund Assets:___1.6%
13. Purchase Price of Securities (if at par, so state):_99.959
14. Commission/Spread Received by Principal Underwriters(takedown):_.35%
15. Yield (as applicable):_1.264_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _1.264_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **9/5/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **9/5/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **9/5/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Corporate Bond Fund

On July 19, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 1.35% Senior Notes due 2017 issued by eBay Inc. (CUSIP No.: 278642AG8) (the "Notes") at a purchase price of $99.943 per Note including an underwriting discount of $0.350 per Note. The Notes were purchased from Credit Suisse Securities (USA) LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

HSBC Securities (USA) Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

RBS Securities Inc.

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Mitsubishi UFJ Securities (USA), Inc.

RBC Capital Markets, LLC

Standard Chartered Bank

The Williams Capital Group, L.P.

UBS Securities LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date:_7/19/12
3. Total Net Assets of Account/Fund:____$247,243,936
4. Type and Description of Security to be Purchased:_EBAY INC 1.35% 7/15/2017
5. Credit Rating of Security (Rating/Rating Agency):__A2/A/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__CS FIRST BOSTON
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM
8. Issue Size:__$1,000,000,000
9. CUSIP: _278642AG8
10. Amount Purchased by Account/Fund(units/shares):__1,000________Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.1%
12. Amount Purchased as a Percentage of Account/Fund Assets:____.4%
13. Purchase Price of Securities (if at par, so state):_99.943
14. Commission/Spread Received by Principal Underwriters(takedown):__.35%
15. Yield (as applicable): __1.362______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase __1.362______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)___**JOHN FLAHIVE** Signature [signature] Date_**7/19/12**

LOB CIO/COO Name (Print)________**JOHN FLAHIVE**___Signature [signature] Date_**7/19/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN**_Signature [signature] Date_**7/19/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On July 10, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 5.5% Senior Notes due 2022 issued by ING U.S., Inc. (CUSIP No.: 45685EAA4) (the "Notes") at a purchase price of $99.946 per Note including an underwriting discount of $0.650 per Note. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

ING Financial Markets LLC

BNY Mellon Capital Markets, LLC

Deutsche Bank Securities Inc.

RBC Capital Markets, LLC

RBS Securities Inc.

SunTrust Robinson Humphrey, Inc.

Barclays Capital Inc.

Credit Suisse Securities (USA) LLC

Goldman, Sachs & Co.

UBS Securities LLC

U.S. Bancorp Investments, Inc.

BNP Paribas Securities Corp.

Crédit Agricole Securities (USA) Inc.

Lloyds Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

nabSecurities, LLC

PNC Capital Markets LLC

Scotia Capital (USA) Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date:__7/10/12
3. Total Net Assets of Account/Fund:_$223,544,463
4. Type and Description of Security to be Purchased:_ING US INC 5.5% 7/15/22
5. Credit Rating of Security (Rating/Rating Agency):_Baa3/BBB-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__B of A MERRILL LYNCH
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM
8. Issue Size:___$850,000,000
9. CUSIP: _45685EAA4
10. Amount Purchased by Account/Fund(units/shares):__3,000____Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.35%
12. Amount Purchased as a Percentage of Account/Fund Assets:___1.34%
13. Purchase Price of Securities (if at par, so state):_99.946
14. Commission/Spread Received by Principal Underwriters(takedown):_.65%
15. Yield (as applicable): _5.507_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _5.507_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)__**JOHN FLAHIVE** Signature [signature] Date_**7/10/2012**

LOB CIO/COO Name (Print)__**JOHN FLAHIVE** Signature [signature] Date_**7/10/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature: KM Cain] Date_**7/10/2012**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Core Equity 130/30 Fund

On September 11, 2012, BNY Mellon Core Equity 130/30 Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 22,180 shares of common stock issued by American International Group, Inc. (CUSIP No.: 026874784) (the "Common Stock") at a purchase price of $32.50 per share including an underwriting discount of $0.121875 per share. The Common Stock was purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

UBS Securities LLC

Wells Fargo Securities, LLC

Credit Suisse Securities (USA) LLC

BNP Paribas Securities Corp.

HSBC Securities (USA) Inc.

Piper Jaffray & Co.

Samuel A. Ramirez & Company, Inc.

RBS Securities Inc.

Santander Investment Securities Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

CastleOak Securities, L.P.

Drexel Hamilton, LLC

ING Financial Markets LLC

Lebenthal & Co., LLC

Loop Capital Markets, LLC

Macquarie Capital (USA) Inc.

Mizuho Securities USA Inc.

Natixis Securities Americas LLC

Nomura Securities International, Inc.

PNC Capital Markets LLC

Raymond James & Associates, Inc.

Scotia Capital (USA) Inc.

SMBC Nikko Capital Markets Limited

SG Americas Securities, LLC

UniCredit Capital Markets LLC

Atlantic Equities LLC

Blaylock Robert Van, LLC

BNY Mellon Capital Markets, LLC

C.L. King & Associates, Inc.

Dowling & Partners Securities, LLC

Keefe Bruyette & Woods, Inc.

MFR Securities, Inc.

Mischler Financial Group, Inc.

Sandford C. Bernstein & Co, LLC

Muriel Siebert & Co, Inc.

Sterne, Agee & Leah, Inc.

Stifel, Nicolaus & Company, Incorporated

Touissant Capital Partners, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY Mellon Core Equity 130-30 Fund
2. Anticipated Purchase Date: 9/11/12
3. Total Net Assets of Account/Fund: $282,686,275
4. Type and Description of Security to be Purchased: American International Group (AIG)
5. Credit Rating of Security (Rating/Rating Agency): n/a
6. Name of Underwriting Syndicate Dealer Effecting Transaction: J.P. Morgan
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, LLC
8. Issue Size: 18,000,000,000.00
9. CUSIP: 026874784
10. Amount Purchased by Account/Fund: 22,180 shares
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.000%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.255%
13. Purchase Price of Securities (if at par, so state): $32.50
14. Commission/Spread Received by Principal Underwriters: $0.121875
15. Yield (as applicable): n/a %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): N/A
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): N/A

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- ❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- ❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- ❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- ❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- ❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): The Boston Company Asset Management, LLC

LOB Portfolio Manager Name (Print): Sean Fitzgibbon	**Signature**	Sean Fitzgibbon	**Date:** as of 09/11/12
LOB CIO/COO Name (Print): Joseph Gennaco	**Signature**	[signature]	**Date:** as of 09/11/12
Chief Compliance Officer Name (Print): Jennifer Cassedy	**Signature**	Jennifer Cassedy	**Date:** as of 09/11/12

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate Bond Fund

On September 11, 2012, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,470 2.550% Senior Notes due September 18, 2015 issued by The Royal Bank of Scotland Group plc. (CUSIP No.: 780099CC9) (the "Notes") at a purchase price of $99.943 per Note including an underwriting discount of $0.300 per Note. The Notes were purchased from RBS Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

RBS Securities Inc.

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

BNY Mellon Capital Markets, LLC

CIBC World Markets Corp.

HSBC Securities (USA) Inc.

nabSecurities, LLC

RBC Capital Markets, LLC

TD Securities (USA) LLC

UBS Securities LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON INTERMEDIATE BOND FUND____________________
2. Anticipated Purchase Date:_9/11/12____________________
3. Total Net Assets of Account/Fund:_ $956,886,803 __________
4. Type and Description of Security to be Purchased:_ROYAL BANK OF SCOTLAND 2.55% 9/18/2015_____
5. Credit Rating of Security (Rating/Rating Agency):__A/A-/Baa1____________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_RBS______________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM____________________
8. Issue Size:_$2,000,000,000_______________
9. CUSIP: _780099CC9______________
10. Amount Purchased by Account/Fund(units/shares):_ 5,470 _____Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_ .27%_______
12. Amount Purchased as a Percentage of Account/Fund Assets:_ .57% ________
13. Purchase Price of Securities (if at par, so state):_99.943____________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.30%____________________
15. Yield (as applicable): _2.569_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.569_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes) YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **9/11/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **9/11/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **9/11/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate Bond Fund

On July 31, 2012, BNY Mellon Intermediate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 1.450% Secured Notes, Series HH, due August 15, 2019 issued by Private Export Funding Corporation (CUSIP No.: 742651DQ2) (the "Notes") at a purchase price of $99.801 per Note including an underwriting discount of $0.480 per Note. The Notes were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

FTN Financial Securities Corp.

HSBC Securities (USA) Inc.

J.P. Morgan Securities LLC

Mitsubishi UFJ Securities (USA), Inc.

Natixis Securities Americas LLC

R.W. Pressprich & Co.

RBS Securities Inc.

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON INTERMEDIATE BOND FUND____________________________
2. Anticipated Purchase Date:__7/31/2012______________________
3. Total Net Assets of Account/Fund:_ _$963,433,683__________________
4. Type and Description of Security to be Purchased:_PRIVATE EXPORT FUNDING CORP 1.45% 8/15/2019_____
5. Credit Rating of Security (Rating/Rating Agency):__Aaa/AA+_______________________________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_B of A MERRILL LYNCH____________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM______________________________
8. Issue Size:__$400,000,000____________________
9. CUSIP: __742651DQ2______________
10. Amount Purchased by Account/Fund(units/shares):_ 5,000 _____Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_ 1.25% __
12. Amount Purchased as a Percentage of Account/Fund Assets:_ .52% ___________
13. Purchase Price of Securities (if at par, so state):_99.801_________________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.48%___________________________
15. Yield (as applicable): __1.479______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _1.479______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **7/31/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **7/31/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **7/31/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Short-Term Municipal Bond Fund

On July 20, 2012, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,000 4.000% UPMC Revenue Bonds, Series 2012 issued by Monroeville Finance Authority (Allegheny County, Pennsylvania) (CUSIP No.: 611530AE6) (the "Bonds") at a purchase price of $110.148 per Bond including an underwriting discount of $0.500 per Bond. The Bonds were purchased from RBC Capital Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

RBC Capital Markets, LLC

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

The Huntington Investment Company

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_ BNY MELLON NATIONAL SHORT TERM MUNICIPAL BOND FUND___
2. Anticipated Purchase Date:_7/20/2012
3. Total Net Assets of Account/Fund:_$1,180,230,653
4. Type and Description of Security to be Purchased:_MONROEVILLE PA FIN AUTH 4% 2/15/2016
5. Credit Rating of Security (Rating/Rating Agency):_Aa3/A+/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__RBC
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM
8. Issue Size:__$356,465,000
9. CUSIP: _611530AE6
10. Amount Purchased by Account/Fund(units/shares):_1,000_______Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.28%
12. Amount Purchased as a Percentage of Account/Fund Assets:__.093%
13. Purchase Price of Securities (if at par, so state):__110.148
14. Commission/Spread Received by Principal Underwriters(takedown):_.5%
15. Yield (as applicable): ___1.07_____%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase __1.07______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature _________ Date **7/20/2012**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature _________ Date **7/20/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature K Cain Date **7/20/2012**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On August 22, 2012, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,255 5.000% Public Improvement (Serial) Bonds, 2012 issued by Town of Hempstead, Nassau County, New York (CUSIP No.: 424672TZ6) (the "Bonds") at a purchase price of $125.141 per Bond including an underwriting discount of $0.250 per Bond. The Bonds were purchased from UBS Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

UBS Securities LLC

Stifel, Nicolaus & Company, Inc.

Roosevelt & Cross, Inc.

C.L. King & Associates, Inc.

Samuel A. Ramirez & Company, Inc.

Citigroup Global Markets Inc.

BNY Mellon Capital Markets, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON NEW YORK INTERMEDIATE TAX EXEMPT BOND FUND
2. Anticipated Purchase Date: 8/22/12
3. Total Net Assets of Account/Fund: $224,468,244
4. Type and Description of Security to be Purchased: TOWN OF HEMPSTEAD NY 5% 8/15/20
5. Credit Rating of Security (Rating/Rating Agency): AAA/Aaa
6. Name of Underwriting Syndicate Dealer Effecting Transaction: UBS
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $49,869,000
9. CUSIP: 424672TZ6
10. Amount Purchased by Account/Fund(units/shares): 1,255 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 2.52%
12. Amount Purchased as a Percentage of Account/Fund Assets: .70%
13. Purchase Price of Securities (if at par, so state): 125.141
14. Commission/Spread Received by Principal Underwriters(takedown): .25%
15. Yield (as applicable): 1.62 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 1.62 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information)*:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes) YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No):NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **8/22/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **8/22/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **8/22/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.
- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:
- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On July 20, 2012, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,500 5.000% UPMC Revenue Bonds, Series 2012 issued by Monroeville Finance Authority (Allegheny County, Pennsylvania) (CUSIP No.: 611530AX4) (the "Bonds") at a purchase price of $120.628 per Bond including an underwriting discount of $0.625 per Bond. The Bonds were purchased from RBC Capital Markets, LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

RBC Capital Markets, LLC

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNY Mellon Capital Markets, LLC

The Huntington Investment Company

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on December 4, 2012. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_ BNY MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND____
2. Anticipated Purchase Date:_7/20/2012
3. Total Net Assets of Account/Fund:_$416,850,105
4. Type and Description of Security to be Purchased:_MONROEVILLE PA FIN AUTH 5% 2/15/2022
5. Credit Rating of Security (Rating/Rating Agency):_Aa3/A+/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__RBC
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM
8. Issue Size:_$356,465,000
9. CUSIP: _611530AX4
10. Amount Purchased by Account/Fund(units/shares):_1,500_______Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.42%
12. Amount Purchased as a Percentage of Account/Fund Assets:__.43%
13. Purchase Price of Securities (if at par, so state):__120.628
14. Commission/Spread Received by Principal Underwriters(takedown):__.625%
15. Yield (as applicable): ___2.55_____%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase __2.55_____%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JOHN FLAHIVE** Signature [signature] Date **7/20/2012**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **7/20/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **7/20/2012**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	10/12/12

3rd Quarter 2012

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On November 1, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,355 Medium-Term Notes, Series G, 1.25% Notes due 2017 issued by Caterpillar Financial Services Corporation (CUSIP No.: 14912L5J6) (the "Notes") at a purchase price of $99.865 per Note including an underwriting discount of $0.350 per Note. The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Barclays Capital Inc.

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BNP Paribas Securities Corp.

BNY Mellon Capital Markets, LLC

Deutsche Bank Securities Inc.

HSBC Securities (USA) Inc.

ING Financial Markets LLC

Lloyds Securities Inc.

RBC Capital Markets, LLC

RBS Securities Inc.

SG Americas Securities, LLC

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 11/1//12
3. Total Net Assets of Account/Fund: $387,718,396
4. Type and Description of Security to be Purchased: Caterpillar Financial 1.25% 11/6/2017
5. Credit Rating of Security (Rating/Rating Agency): Corporate Bond- Moodys A2, S&P A, Fitch A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $600,000,000
9. CUSIP: 14912L5J6
10. Amount Purchased by Account/Fund(units/shares): 3,355 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .56%
12. Amount Purchased as a Percentage of Account/Fund Assets: .86%
13. Purchase Price of Securities (if at par, so state): 99.865
14. Commission/Spread Received by Principal Underwriters(takedown): .35%
15. Yield (as applicable): 1.278 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 1.278 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **11/1/2012**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **11/1/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **11/1/2012**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On November 14, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 2.875% Senior Notes due 2023 issued by Macy's Retail Holdings, Inc. (CUSIP No.: 55616XAH0) (the "Notes") at a purchase price of $99.862 per Note including an underwriting discount of $0.650 per Note. The Notes were purchased from Credit Suisse Securities (USA) LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

U.S. Bancorp Investments, Inc.

Wells Fargo Securities, LLC

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Fifth Third Securities, Inc.

Loop Capital Markets LLC

Mitsubishi UFJ Securities (USA), Inc.

PNC Capital Markets LLC

Samuel A. Ramirez & Company, Inc.

Standard Chartered Bank

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON CORPORATE BOND FUND________________________
2. Anticipated Purchase Date:__11/14/2012____________________
3. Total Net Assets of Account/Fund:_$399,936,692_________________
4. Type and Description of Security to be Purchased:Corporate - Macy's Retail Holdings Inc 2.875% 2/15/2023___
5. Credit Rating of Security (Rating/Rating Agency):_Moodys Baa3, Fitch BBB, S&P BBB________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Credit Suisse First Boston________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM_____________________________
8. Issue Size:_$750,000,000__________________
9. CUSIP: _55616XAH0
10. Amount Purchased by Account/Fund(units/shares):__2,000_________Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.27%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.50%____________________
13. Purchase Price of Securities (if at par, so state):__99.862______________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.65%_____________________
15. Yield (as applicable): ___2.891_____%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _2.891_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print)_ **STAN STOLARZ** Signature [signature] Date **11/14/12**___

LOB CIO/COO Name (Print)_______ **JOHN FLAHIVE** ___Signature [signature] Date_**11/14/12**__

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date_**11/14/12**__

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On October 18, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,200 Global Medium-Term Notes, Series F, Fixed Rate Subordinated Notes due 2022 issued by Morgan Stanley (CUSIP No.: 6174824M3) (the "Notes") at a purchase price of $99.646 per Note including an underwriting discount of $0.450 per Note. The Notes were purchased from Morgan Stanley & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Morgan Stanley & Co. LLC

Mitsubishi UFJ Securities (USA), Inc.

Banca IMI S.p.A.

BB&T Capital Markets, a division of Scott & Stringfellow, LLC

BNY Mellon Capital Markets, LLC

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

KKR Capital Markets LLC

Lebenthal & Co., LLC

Loop Capital Markets LLC

nabSecurities, LLC

Natixis Securities Americas LLC

RBC Capital Markets, LLC

RBS Securities Inc.

Santander Investment Securities Inc.

Scotia Capital (USA) Inc.

Skandinaviska Enskilda Banken AB (publ)

SunTrust Robinson Humphrey, Inc.

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 10/18/12
3. Total Net Assets of Account/Fund: $378,018,819
4. Type and Description of Security to be Purchased: Morgan Stanley 4.875% 11/1/2022
5. Credit Rating of Security (Rating/Rating Agency): Corporate Bond- Moodys Baa2, S&P BBB+, Fitch A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Morgan Stanley
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $2,000,000,000
9. CUSIP: 6174824M3
10. Amount Purchased by Account/Fund(units/shares): 5,200 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .26%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.37%
13. Purchase Price of Securities (if at par, so state): 99.646
14. Commission/Spread Received by Principal Underwriters(takedown): .45%
15. Yield (as applicable): 4.92 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 4.92 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information)*:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **10/18/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **10/18/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **10/18/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On October 24, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,000 3.250% Senior Notes due 2022 issued by Reynolds American Inc. (CUSIP No.: 761713AX4) (the "Notes") at a purchase price of $99.864 per Note including an underwriting discount of $0.650. The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

Mizuho Securities USA Inc.

Morgan Stanley & Co. LLC

Scotia Capital (USA) Inc.

RBC Capital Markets, LLC

Fifth Third Securities, Inc.

BNY Mellon Capital Markets, LLC

Credit Suisse Securities (USA) LLC

Wells Fargo Securities, LLC

The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON CORPORATE BOND FUND
2. Anticipated Purchase Date: 10/24/12
3. Total Net Assets of Account/Fund: $383,591,130
4. Type and Description of Security to be Purchased: Reynolds American Inc. 3.25% 11/1/2022
5. Credit Rating of Security (Rating/Rating Agency): Corporate Bond- Moodys Baa2, S&P BBB-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $1,100,000,000
9. CUSIP: 761713AX4
10. Amount Purchased by Account/Fund(units/shares): 2,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .18%
12. Amount Purchased as a Percentage of Account/Fund Assets: .52%
13. Purchase Price of Securities (if at par, so state): 99.864
14. Commission/Spread Received by Principal Underwriters(takedown): .65%
15. Yield (as applicable): 3.266 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 3.266 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **10/24/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **10/24/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **10/24/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

On October 17, 2012, BNY Mellon Corporate Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 3,000 1.400% Notes due October 15, 2017 issued by UnitedHealth Group Incorporated (CUSIP No.: 91324PBY7) (the "Notes") at a purchase price of $99.880 per Note including an underwriting discount of $0.350 per Note. The Notes were purchased from J.P. Morgan Securities LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley & Co. LLC

UBS Securities LLC

Wells Fargo Securities, LLC

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

RBS Securities Inc.

U.S. Bancorp Investments, Inc.

BB&T Capital Markets, a division of Scott & Stringfellow, LLC

BMO Capital Markets Corp.

Credit Suisse Securities (USA) LLC

Fifth Third Securities, Inc.

KeyBanc Capital Markets Inc.

Loop Capital Markets LLC

PNC Capital Markets LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:__BNY MELLON CORPORATE BOND FUND____________________
2. Anticipated Purchase Date:__10/17/12________________
3. Total Net Assets of Account/Fund:_$373,413,917________________
4. Type and Description of Security to be Purchased:_United Health Group Inc. 1.4% 10/15/2017_____
5. Credit Rating of Security (Rating/Rating Agency):_Corporate Bond- Moodys A3, S&P A, Fitch A-____
6. Name of Underwriting Syndicate Dealer Effecting Transaction:__JP Morgan
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM____________________
8. Issue Size:___$625,000,000______________
9. CUSIP: _91324PBY7______________
10. Amount Purchased by Account/Fund(units/shares):__3,000____Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:__.48%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:___.80%________________
13. Purchase Price of Securities (if at par, so state):_99.88____________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.35%____________________
15. Yield (as applicable): _1.425_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _1.425_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes):
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes):

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **STAN STOLARZ** Signature [signature] Date **10/17/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **10/17/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **10/17/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Intermediate Municipal Bond Fund

On October 19, 2012, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 Lease Revenue Bonds, 2012 Series G  issued by State Public Works Board of the State of California (CUSIP No.: 13068LAE5) (the "Bonds") at a purchase price of $120.091 per Bond including an underwriting discount of $3.500. The Bonds were purchased from Loop Capital Markets LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Loop Capital Markets LLC

Stone & Youngberg, a Division of Stifel Nicolaus

Alamo Capital

BNY Mellon Capital Markets, LLC

Backstrom McCarley Berry & Co., LLC

Cabrera Capital Markets, LLC

City National Securities, Inc.

Edward D. Jones & Co., LP

Fidelity Capital Markets, a division of National Financial Services LLC

Greencoast Capital Partners LLC

J.P. Morgan Securities LLC

Mesirow Financial, Inc.

Morgan Stanley & Co. LLC

O'Connor & Company Securities Inc.

Oppenheimer & Co. Inc.

RBC Capital Markets, LLC

SL Hare Capital, Inc.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND_____________
2. Anticipated Purchase Date:__10/19/2012______________________
3. Total Net Assets of Account/Fund:_$1,768,480,158_______________
4. Type and Description of Security to be Purchased:_Muni - California State Public Works Board 5% 11/1/2019__
5. Credit Rating of Security (Rating/Rating Agency):_Moodys A2/ S&P BBB+/ Fitch BBB+_____________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Loop Capital Markets_______________
7. Name of Affiliated Underwriter in Underwriting Syndicate:_BNYMCM_____________________________
8. Issue Size:__$458,890,000__________________
9. CUSIP: _13068LAE5______________
10. Amount Purchased by Account/Fund(units/shares):_5,000_______Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_1.09%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:_.34%_______________________
13. Purchase Price of Securities (if at par, so state):_120.091_______________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_3.5%_________________________
15. Yield (as applicable): __1.92______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _1.92_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JEREMY BAKER** Signature [signature] Date **10/19/2012**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **10/19/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **10/19/2012**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Intermediate Municipal Bond Fund

On October 19, 2012, BNY Mellon National Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 1,350 Lease Revenue Bonds 2012 Series G issued by State Public Works Board of the State of California (CUSIP No.: 13068LAF2) (the "Bonds") at a purchase price of $120.28 per Bond including an underwriting discount of $3.75. The Bonds were purchased from Loop Capital Markets LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Loop Capital Markets LLC

Stone & Youngberg, a Division of Stifel Nicolaus

Alamo Capital

BNY Mellon Capital Markets, LLC

Backstrom McCarley Berry & Co., LLC

Cabrera Capital Markets, LLC

City National Securities, Inc.

Edward D. Jones & Co., LP

Fidelity Capital Markets, a division of National Financial Servicies LLC

Greencoast Capital Partners LLC

J.P. Morgan Securities LLC

Mesirow Financial, Inc.

Morgan Stanley & Co. LLC

O'Connor & Company Securities Inc.

Oppenheimer & Co. Inc.

RBC Capital Markets, LLC

SL Hare Capital, Inc.

Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND______________
2. Anticipated Purchase Date:__10/19/2012____________________
3. Total Net Assets of Account/Fund:_$1,768,480,158____________________
4. Type and Description of Security to be Purchased:_Muni - California State Public Works Board 5% 11/1/2020__
5. Credit Rating of Security (Rating/Rating Agency):_Moodys A2/ S&P BBB+/ Fitch BBB+______________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Loop Capital Markets________________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM______________________________
8. Issue Size:__$458,890,000____________________
9. CUSIP:_13068LAF2____________________
10. Amount Purchased by Account/Fund(units/shares):_1,350_______Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.29%_______________
12. Amount Purchased as a Percentage of Account/Fund Assets:_.09%_____________________
13. Purchase Price of Securities (if at par, so state):_120.28________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_3.75%____________________
15. Yield (as applicable):__2.22______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase_2.22_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): YES
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): YES
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **JEREMY BAKER** Signature [signature] Date **10/19/2012**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **10/19/2012**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **10/19/2012**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Short-Term Municipal Bond Fund

On October 3, 2012, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 5.000% Unemployment Compensation Revenue Bonds, Series 2012A issued by Pennsylvania Economic Development Financing Authority (CUSIP No.: 70869VAD6) (the "Bonds") at a purchase price of $119.345 per Bond including an underwriting discount of $0.350 per Bond. The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

Goldman, Sachs & Co.

Janney Montgomery Scott

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Piper Jaffray & Co.

PNC Capital Markets LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Robert W. Baird & Co.

Boenning & Scattergood, Inc.

Drexel Hamilton LLC

Loop Capital Markets LLC

M&T Securities, Inc.

Samuel A. Ramirez & Company, Inc.

Raymond James & Associates, Inc.

Siebert Brandford Shank & Co., LLC

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON NATIONAL SHORT TERM MUNICIPAL BOND FUND_______
2. Anticipated Purchase Date:__10/3/12____________________
3. Total Net Assets of Account/Fund:_$1,284,518,832____________
4. Type and Description of Security to be Purchased: Municipal - PA State Economic Dev Series A 5% 7/1/17
5. Credit Rating of Security (Rating/Rating Agency):_ Aaa(Moodys), AA+(S&P), AA+(S&P)______________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Citigroup___________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM______________________________
8. Issue Size:_$1,430,435,000__________________
9. CUSIP: _70869VAD6______________
10. Amount Purchased by Account/Fund(units/shares):__5,000____________Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.35%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.47%____________________
13. Purchase Price of Securities (if at par, so state): 119.345______________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.35%____________________
15. Yield (as applicable): _.80_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _.80_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **TIM SANVILLE** Signature [signature] Date **10/3/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **10/3/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **10/3/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon National Short-Term Municipal Bond Fund

On October 3, 2012, BNY Mellon National Short-Term Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 10,000 5.000% Unemployment Compensation Revenue Bonds, Series 2012A issued by Pennsylvania Economic Development Financing Authority (CUSIP No.: 70869VAQ7) (the "Bonds") at a purchase price of $115.968 per Bond including an underwriting discount of $0.350 per Bond. The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

Goldman, Sachs & Co.

Janney Montgomery Scott

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Piper Jaffray & Co.

PNC Capital Markets LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Robert W. Baird & Co.

Boenning & Scattergood, Inc.

Drexel Hamilton LLC

Loop Capital Markets LLC

M&T Securities, Inc.

Samuel A. Ramirez & Company, Inc.

Raymond James & Associates, Inc.

Siebert Brandford Shank & Co., LLC

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON NATIONAL SHORT TERM MUNICIPAL BOND FUND_______
2. Anticipated Purchase Date:__10/3/12______________________
3. Total Net Assets of Account/Fund:_$1,284,518,832 ________________
4. Type and Description of Security to be Purchased: Municipal - PA State Economic Dev Series A 5% 7/1/16
5. Credit Rating of Security (Rating/Rating Agency):_ Aaa(Moodys), AA+(S&P), AA+(S&P)________________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Citigroup____________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM_____________________________
8. Issue Size:_$1,430,435,000____________________
9. CUSIP: _70869VAQ7_______________
10. Amount Purchased by Account/Fund(units/shares):__10,000_____________Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.70%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:_.90%______________________
13. Purchase Price of Securities (if at par, so state): 115.968______________________________
14. Commission/Spread Received by Principal Underwriters(takedown):_.35%_______________________
15. Yield (as applicable): _.63_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _.63_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

❖ This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*

❖ **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**

❖ The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

❖ The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

❖ If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **TIM SANVILLE** Signature [signature] Date **10/3/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **10/3/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature [signature] Date **10/3/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On October 3, 2012, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 2,500 5.000% Unemployment Compensation Revenue Bonds, Series 2012A, issued by Pennsylvania Economic Development Financing Authority (CUSIP No.: 70869VAF1) (the "Bonds") at a purchase price of $124.182 per Bond including an underwriting discount of $0.375 per Bond. The Bonds were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

Goldman, Sachs & Co.

Janney Montgomery Scott

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Piper Jaffray & Co.

PNC Capital Markets LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Robert W. Baird & Co.

Boenning & Scattergood, Inc.

Drexel Hamilton LLC

Loop Capital Markets LLC

M&T Securities, Inc.

Samuel A. Ramirez & Company, Inc.

Raymond James & Associates, Inc.

Siebert Brandford Shank & Co., LLC

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name:_BNY MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND_______
2. Anticipated Purchase Date:__10/3/12____________________
3. Total Net Assets of Account/Fund:_$413,402,767_______________
4. Type and Description of Security to be Purchased:_Municipal - PA State Economic Dev Series A 5% 7/1/19
5. Credit Rating of Security (Rating/Rating Agency):_ Aaa(Moodys), AA+(S&P), AA+(S&P)_______________
6. Name of Underwriting Syndicate Dealer Effecting Transaction:_Citigroup___________
7. Name of Affiliated Underwriter in Underwriting Syndicate:__BNYMCM______________________
8. Issue Size:_$1,430,435,000_________________
9. CUSIP: _70869VAF1______________
10. Amount Purchased by Account/Fund(units/shares):__2,500____________Units____________
11. Percentage of Principal Amount of Offering Purchased by Account/Fund:_.18%______________
12. Amount Purchased as a Percentage of Account/Fund Assets:__.75%____________________
13. Purchase Price of Securities (if at par, so state):_124.182___________________________
14. Commission/Spread Received by Principal Underwriters(takedown):__.375%__________________
15. Yield (as applicable): _1.23_______%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase _1.23_______%
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **COLLETTE OBRIEN** Signature Collette OB Date **10/3/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **10/3/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature K Cain Date **10/3/12**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Sub-Item 77O

Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On October 3, 2012, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, a series of BNY Mellon Funds Trust (the "Fund"), purchased 5,000 5.000% Unemployment Compensation Revenue Bonds, Series 2012B issued by Pennsylvania Economic Development Financing Authority (CUSIP No.: 70869VAY0) (the "Bonds") at a purchase price of $117.273 per Bond, including an underwriting discount of $0.350 per Bond. The Bonds were purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate's members:

Citigroup Global Markets, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Barclays Capital Inc.

BNY Mellon Capital Markets, LLC

Goldman, Sachs & Co.

Janney Montgomery Scott

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Piper Jaffray & Co.

PNC Capital Markets LLC

RBC Capital Markets, LLC

Wells Fargo Securities, LLC

Robert W. Baird & Co.

Boenning & Scattergood, Inc.

Drexel Hamilton LLC

Loop Capital Markets LLC

M&T Securities, Inc.

Samuel A. Ramirez & Company, Inc.

Raymond James & Associates, Inc.

Siebert Brandford Shank & Co., LLC

TD Securities (USA) LLC

U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on March 12-13, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: BNY MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
2. Anticipated Purchase Date: 10/3/12
3. Total Net Assets of Account/Fund: $413,402,767
4. Type and Description of Security to be Purchased: Municipal - PA State Economic Dev Series B 5% 1/1/22
5. Credit Rating of Security (Rating/Rating Agency): Aaa(Moodys), AA+(S&P), AA+(S&P)
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Bank of America Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $1,096,970,000
9. CUSIP: 70869VAY0
10. Amount Purchased by Account/Fund(units/shares): 5,000 Units
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .46%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.42%
13. Purchase Price of Securities (if at par, so state): 117.273
14. Commission/Spread Received by Principal Underwriters(takedown): .35%
15. Yield (as applicable): 1.21 %
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase 1.21 %
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information)*:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): Yes
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : X

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Wealth Management**

LOB Portfolio Manager Name (Print) **COLLETTE OBRIEN** Signature Collette OB Date **10/3/12**

LOB CIO/COO Name (Print) **JOHN FLAHIVE** Signature [signature] Date **10/3/12**

Chief Compliance Officer Name (Print) **KATHERINE CAIN** Signature K Cain Date **10/3/12**

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	1/17/13

4th Quarter 2012